Sun Bancorp, Inc.

Financials as of June 30, 2013

Thomas X. Geisel
President & CEO

Thomas R. Brugger
EVP & CFO

NASDAQ: SNBC

Sun Bancorp, Inc.

Caution Regarding Forward-Looking Information

During the course of this presentation, management may make forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, concerning the financial condition, results of operations and business of Sun Bancorp, Inc. (the "Company") Forward-looking statements are statements that include statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; statements of the ability to achieve financial and other goal, projections, predictions, or otherwise are not statements of historical facts, including statements about becoming the dominant New Jersey based bank in the markets we serve, continuing and accelerating problem loan reductions, efficiency improvements, building infrastructure, enhancing risk management, board remediation of regulatory issues, growing revenues and achieving peer profitability metrics, bringing the deferred tax asset back onto our balance sheet, developing and beginning execution of our new strategic plan, enhancing profitability, risk reduction, growing organically, executing on M&A opportunities, being well positioned for rising interest rates, repositioning our portfolio, taking market share from larger competitors, continued successful loan workout strategies, meeting 2013 production goals, optimizing net interest margin, improving fee-based income, enhancing branch efficiency, repositioning our investment portfolio, de risking our balance sheet, exploiting commercial growth opportunities, enhancing our deposit mix, growing the mortgage platform into a sustainable long-term business, developing a risk-balanced balance sheet, leveraging technology and enhancing retail distribution.

Caution Regarding Forward-Looking Information

Actual results and trends could differ materially from those set forth in such statements and there can be no assurances that we will become the dominant New Jersey based bank in the markets we serve, continue or accelerate problem loan reductions, improve efficiency, build our infrastructure as desired, enhance risk management, remediate regulatory issues, grow our revenues or achieve peer profitability metrics, bring a deferred tax asset back onto our balance sheet, develop and execute our on new strategic plan as desired, enhance profitability, reduce risk, grow organically, be able to execute on M&A opportunities, be well positioned for rising interest rates, reposition our portfolio, take market share from larger competitors, continue successful loan workout strategies, meet 2013 production goals, optimize net interest margin, improve fee-based income, enhance branch efficiency, reposition our investment portfolio, de risk our balance sheet, exploit commercial growth opportunities, enhance our deposit mix, grow the mortgage platform into a sustainable long-term business, develop a risk-balanced balance sheet, leverage technology or enhance retail distribution. In addition, the Company's past results of operations do not necessarily indicate its future results. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties, including those detailed under the headings "Risk Factors" and "Management's Discussion and Analysis" in the Company's Form 10-K for the fiscal year ended December 31, 2012, and its Form 10-Q for the quarter ended March 31, 2013, and in other filings made pursuant to the Securities Exchange Act of 1934, as amended. Therefore, no undue reliance should be placed on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any such forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Non-GAAP Information

This presentation contains financial information by methods other than in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in their analysis of the Company's performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. The Company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Management uses these measures to evaluate the underlying performance and efficiency of operations. Management believes these measures reflect core trends of the business. Tangible book value, tangible equity and core deposits are non-GAAP measures. A reconciliation of tangible book value and tangible equity to the most directly comparable GAAP measures is included as an appendix to this presentation. References to peer group in this presentation include the following banks : Sterling Bancorp (STL), S&T Bancorp (STBA), Metro Bancorp (METR), Peapack Gladstone (PGC), Center Bancorp (CNBC), Hudson Valley Holding (HVB), Sandy Spring Bancorp (SASR), Univest Corporation (UVSP), Provident New York Bancorp (PBNY), Lakeland Bancorp (LBAI), Community Bank System (CBU), Tompkins Financial (TMP), NBT Bancorp (NBTB), National Penn Bancshares (NPBC), Financial Institutions (FISI), Cape Bancorp (CBNJ), and First Commonwealth Financial (FCF).

Table of Contents

Executive Summary

Sun Bancorp, Inc.

Executive Summary

Sun Bancorp, Inc.

- Sizeable and Scalable Statewide New Jersey Presence
- Clear Strategic Focus
- Depth in Management and Experienced Board
- Focus: Credit Risk Reduction to Peer Levels
- Attractive Market with Significant Growth Potential
- Well Established Franchise with Growing Revenue Engine
- Deferred tax asset ~ 50% of tangible book value

Corporate Overview

Sun Bancorp, Inc.

Statewide NJ Presence*

Company Overview

- NJ's 2nd largest commercial bank
- Headquarters: Vineland / Mt. Laurel, NJ
- 50 Branch Locations; 59 Total Locations
- Assets: $3.21 billion
- Deposits: $2.72 billion
- Net Loans HFI: $2.1 billion
- Fee-Based Businesses:
  - Residential Mortgages
  - Cash Management
  - Financial Services
  - Deposit Fees
- Equity: $261.7 million
- Market Cap: $288 million (as of July 19, 2013)
- Significant ownership by WL Ross, Brown Family, Siguler Guff, and Anchorage (~63%)
- Three branches closed in beginning of Q3
- 26 Branches or 34% have been closed, sold or consolidated in the past six years

Company Footprint


PENNSYLVANIA
NEW JERSEY
*
North
Loan Balances
$952MM
45.1%
40.9%
South
Loan Balances
$863MM
*
North
Deposit Balances
$754MM
27.7%
59.4%
South
Deposit Balances
$1.62B
Corporate Headquarters - 1
Executive Office - 1
Drive Thru - 2
Sun Home Loans - 2
TOTAL Community Banking Centers - 50
TOTAL Locations - 59

*Other – outside NJ

* Numbers as of 6/30/2013

Excellent Demographics Support Organic Growth

Sun Bancorp, Inc.

- New Jersey's affluence and population density make it one of the nation's most demographically-attractive states
- Approximately 60% of NJ's wealthiest counties are in Sun's current branch footprint

Top 10 States – Population Density [1]



NJ
RI
MA
CT
MD
DE
NY
FL
PA
OH
0
500
1000

Top 10 States – HH Income



MD
NJ
CT
AK
MA
HI
DC
NH
VA
CA
$52,000
$57,000
$62,000
$67,000

Projected % HH Income Growth '12-'17



20
15
10
5
0
US
NJ

[1] Based on US Census Bureau Estimates for July 1, 2011
Source: SNL Financial and US Census Bureau

Scalable Commercial Banking Franchise

Largest New Jersey – based Commercial Banks

Rank	Parent Company Name	Branches	Deposits $	Market Share %
1	Valley National Bancorp	170	8,192,809	3.05%
2	Sun Bancorp Inc.	50	2,626,689	0.98%
3	Lakeland Bancorp Inc.	53	2,590,608	0.97%
4	Amboy BanCorp.	23	1,750,430	0.65%
5	Peapack-Gladstone	24	1,423,968	0.53%
6	Center Bancorp Inc.	16	1,263,953	0.47%
7	BCB Bancorp Inc.	11	964,818	0.36%
8	1st Constitution Bancorp	14	669,534	0.25%
9	First Choice Bk	6	669,347	0.25%
10	ConnectOne Bancorp Inc.	8	666,432	0.25%
11	Stewardship Financial Corp.	14	593,944	0.22%
12	Unity Bancorp Inc.	14	592,010	0.22%
13	Parke Bancorp Inc.	4	588,180	0.22%
14	Two River Bancorp	15	573,067	0.21%
15	Bank of Princeton	9	548,094	0.20%

Largest Banks & Thrifts in New Jersey

Rank	Institution	Branches	Deposits $	Market Share %
1	Bank of America Corp.	316	40,404,718	15.06
2	Wells Fargo & Co.	304	31,529,930	11.75
3	Toronto-Dominion Bank	275	29,918,237	11.15
4	PNC Financial Services Group Inc.	339	21,533,427	8.02
5	M&T Bank Corp.	99	19,907,741	7.42
6	JPMorgan Chase & Co.	237	12,693,678	4.73
7	Investors Bancorp Inc. (MHC)	111	9,187,004	3.42
8	Banco Santander SA	149	8,316,898	3.10
9	Valley National Bancorp	170	8,192,809	3.05
10	New York Community Bancorp Inc.	51	8,137,603	3.03
11	Capital One Financial Corp.	60	5,745,235	2.14
12	Provident Financial Services Inc.	80	5,234,839	1.95
13	HSBC Holdings Plc	9	4,580,758	1.71
14	Columbia Bank MHC	44	2,906,792	1.08
15	Fulton Financial Corp.	74	2,759,978	1.03
16	Sun Bancorp Inc.	50	2,626,689	0.98
17	Lakeland Bancorp Inc.	53	2,590,608	0.97
18	General Electric Co.	1	2,285,195	0.85
19	Kearny Financial Corp. (MHC)	41	2,178,401	0.81
20	Amboy BanCorp.	23	1,750,430	0.65

Source: SNL Financial; deposit data as of December 31, 2012/ Market Share is for U.S. Territories only and non-retail branches are not included.

SNBC Branch and Deposit Numbers as of July 2013

Strategic Overview

Sun Bancorp, Inc.

Strategic Focus

Strengthen

- **Enhance Profitability**
  - Optimize NIM
  - Improve fee-based income
  - Enhance branch efficiency
  - Reposition the investment portfolio
- **Final phases of de risking of the balance sheet**
  - Accelerate Resolution of Legacy Problem Assets
  - Reposition the balance sheet to benefit from rising interest rates
  - Building best practice risk management culture
- **Solid Reserves & Capital Position**
  - Adequate capital to support risks in the balance sheet and growth

Grow

- Grow Organically
  - Exploit commercial growth opportunities
  - Enhance retail and commercial deposit mix, profitability and growth
  - Prudently grow mortgage platform into a long-term sustainable business
  - Evaluate niche businesses for future growth
- Execute on M&A opportunities

- Opportunity exists to meaningfully grow the business without leaving New Jersey
- M&A: 92 Banks and Thrifts in New Jersey with less than $2 billion in assets

Market Opportunities in New Jersey


NJ
DE
SNBC (59 Locations)
Assets between $1bn and $2bn
Assets between $500mm and $1bn
Assets less than $500mm

Source: SNL Financial; SNBC data as of July 2013

Strategic Progress – Accomplishments

Sun Bancorp, Inc.

Phase 1 *2010 – 2011*	Phase 2 *2012-2013*	Phase 3 *2014-*

• Raised $200+MM of Capital
• Diversified Shareholder base
• Restructured Board
	• Developed Strategic & Efficiency Improvement Plan
	• Building infrastructure
	• Enhanced risk management
		• Execute Strategic & Efficiency Improvement Plan
		  • Create the dominant NJ based bank
		  • Grow revenues and achieve peer profitability
		  • Reduce Efficiency Ratio

• Focus to reduce level of legacy problem loans
  • NPLs – High of $204MM
  • NPLs/Loans – High of 8.27%
  • Sold $261MM of problem loans
	• Finalize legacy problem loan resolutions
	  • NPLs – Q213 - $72MM
	  • NPLs/Loans – Q213 - 3.3%
	  • Sold $35MM of problem loans
	  • Material NPL reductions through Workout
		• Infrastructure built
		• Best practice risk management framework
		• Peer Asset Quality metrics

• Efficiency improvement – 20 branches sold or consolidated • Begin remediation of regulatory issues	• Efficiency improvement – 6 branches consolidated • Credit Admin./Loan Review & Audit adds to staff • Continue remediation of regulatory issues	• Leverage technology and enhance retail distribution channels
• Developed risk-balanced Balance Sheet	• Strengthen & reposition Balance Sheet	• Bring the deferred tax asset back onto the Balance Sheet (over $110MM potential capital)

• Restructured business units, lending teams, underwriting process, credit and sales staffs.	• Continue to build management team
	  • Chief Financial, Risk, and Credit Officers
	  • Directors of Workout, and Loan Review
	  • Other experienced management	

• Enhanced Board of Directors
  • Wilbur Ross, Anthony Coscia, William Marino
	• Enhanced Board of Directors
	  • Steven Kass, Philip Norcross	

Portfolio & Financial Overview

Sun Bancorp, Inc.

Lending Mix

Commercial

- C&I
- Commercial Real Estate
- Asset Based Lending
- Healthcare Lending
- Business Banking

Retail

- Residential Mortgage
- Relationship Home Equity



36%
22%
3%
5%
7%
2%
14%
10%
1%
C&I
CRE
ABL
HC
Small Business
Other Commercial
Residential Mortgage
Home Equity
Other Consumer

* Numbers as of 6/30/2013

Deposit Mix

Retail

- Traditional relationship based retail model
- Transformation occurring over time to new model with less bricks and mortar and more electronic delivery
- Reduced branch total from 76 branches to 50 branches
- Significant opportunity to take share from major market share competitors

Commercial

- Relationship based operating accounts
- Sophisticated Cash Management product suite



Type
63%
23%
10%
4%
Consumer
Business / Commercial
Public Funds
Broker



Product
19.5%
38.1%
17.7%
24.7%
Non-Interest DDA
Interest DDA
MMA / Savings
CDs

* Numbers as of 6/30/2013

Fee Based Business Mix

Fee Based Services

- Mortgage Banking
- Deposit Fees
- Cash Management
- Sun Financial Services (Wealth Management)
- Bank Owned Life Insurance


35.5%
7.8%
49.7%
5.2%
1.8%
Total Deposit Related Fees
Sun Financial Services
Mortgage Banking
Bank Owned Life Insurance
Other

* Numbers as of 6/30/2013

Second Quarter 2013 Highlights

- Financial results for the quarter reflected net income of $678 thousand, or $0.01 per diluted share
- Negative provision recorded for the quarter totaling $1.9 million as compared to expense of $171 thousand in the prior quarter. Net recoveries recorded during the quarter of $2.8 million.
- Sold $46.0 million of jumbo residential mortgage loans from the loan portfolio and signed a definitive agreement to sell another $27.3 million in the third quarter, resulting in a net gain of $1.5 million.
- Non-performing loans decreased to $71.7 million from $73.8 million at March 31, 2013 due to continued successful workout strategies.
- NIM equaled 2.96% versus 3.16% last quarter due primarily to elevated cash levels as well as a decline in loan yields.

Fiscal 2013: Executing Business Plans

Sun Bancorp, Inc.

Strategy	Results
Strengthen Balance Sheet	• Total Risk-Based Capital equaled 14.8% • Non performing Loans – \$71.7MM, a 25% decrease from December 31, 2012 • NPLs to Loans– 3.32%, a decrease from 3.64% at December 31, 2012 • Reserve levels – \$48.0MM at June 30, 2013 • Interest-earning cash – \$370.9MM at June 30, 2013 • Positioned for anticipated rising rates through sales of jumbo residential mortgage loans, an asset sensitive balance sheet, and over 10% of assets in cash
Profitable Growth – Consumer	• Closed \$232MM of mortgage loans in the second quarter as compared to \$175MM in the first quarter of 2013 and \$139MM in the comparable prior year quarter • Net mortgage banking revenue of \$5.6MM, compared to \$3.4MM in the first quarter of 2013 and \$1.3MM in the comparable prior year quarter • Sun Financial YTD revenue of \$1.4MM is 20% higher than same prior year period • Total average core deposit growth of \$31.1MM, or 1.5% from prior quarter. Total average deposit growth was \$19.6MM. • Reduced total cost of deposits by two basis points to 43 bps from the first quarter
Profitable Growth – Wholesale	• Core commercial loan production totaled \$36MM in the second quarter, \$115MM year-to-date, 63% of which was from new relationships • On pace to meet 2013 production goals in an extremely competitive environment • Strong pipeline across business lines going into the 3rd quarter

Investment Merits

Sun Bancorp, Inc.

Compelling Investment Merits

- Sizeable & Scalable Franchise
- Clear Strategic Focus
  - Strengthen
  - Grow
- Experienced and Energetic Management Team
- Credit & Operating Leverage
- Key Additions to Board of Directors
- Meaningful Ownership of Insiders and Board
  - WL Ross – 24.7%
  - Brown Family – 18.1%
  - Siguler Guff – 9.9%
  - Anchorage – 9.9%
- Compelling Valuation

Compelling Valuation

Historical Investment Summary and Outlook


$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
1/1/10
7/1/10
1/1/11
7/1/11
1/1/12
7/1/12
1/1/13
6/30/13
SNBC Stock Price
Enhancements*
• DTA Reversal: $112.3MM recovery
• Reduce NPLs to Peer Median
• Results potentially increase TBV from $2.56 to $3.85
• Peer Median Price/Tangible Book of 1.43x
Adjusted Fair Value: $5.50
Trading price as of 6/30/13: $3.39
TBV as of 6/30/13: $2.56

** Based on June 30, 2013 values and does not include expected future earnings*

Appendix

Strategic Plan

Vision	To be the dominant New Jersey based bank in the markets we serve
Mission	To provide the right financial solutions and superior customer service through local people in local markets making local decisions
Core Values	Integrity, teamwork, performance, commitment accountability, leadership

Management

Sun Bancorp, Inc.

July 2013		Years of Experience:		
Executive	**Title / Current Responsibilities & Prior Positions**	**In Role**	**At SNBC**	**In Banking**
Thomas X. Geisel	President & Chief Executive Officer	4	4	21
• Progressive executive leadership roles at KeyCorp, culminating as President of Northeast Region ($20bn in assets, $550mm of revenue, 5,000 FTEs) • Leadership role in investment banking, private equity and commercial banking • Former U.S. Diplomat and U.S.D.O.J. representative • Featured on CNBC, Fox Business, Wall Street Journal and U.S. Banker				
Michele Estep	EVP & Chief Administrative Officer	3	3	21
• Responsible for human resources, training, facilities operations, marketing • Progressive senior leadership roles at KeyBank, culminating as SVP, Human Resources Northeast Region				
Thomas R. Brugger	EVP & Chief Financial Officer	< 1yr	< 1yr	23
• Responsible for Accounting, Finance , Treasury and Planning • Over 23 years of banking experience in finance, treasury and auditing • Experience in growth organizations (CFO of Customers Bancorp and Treasurer of Sovereign Bancorp, Inc.)				
Brad Fouss	EVP & Director of Wholesale Banking	1	10	21
• Responsible for wholesale banking - commercial lending, healthcare finance, commercial real estate, asset based lending, government banking and cash mgmt. • Management role at CoreStates Bank • Former Captain (retired) - Army National Guard				
Albert J. Celini	EVP & Chief Risk Officer	< 1yr	< 1yr	25
• Responsible for Credit, Risk Management, Compliance & Legal • Prior responsibilities include Regulatory Advisory, Chief Risk Officer, CFO and Senior Financial roles at Freddie Mac, Ally Bank and Citi • Experience in Mortgage & Commercial Credit, Capital Markets, Regulatory/GAAP Advisory & Work-out, Governance & Compliance				
Angelo J. Valletta	SVP/CIO and Head of Bank Operations	1	9	28
• Responsible for Bank Operations and Information Technology • Progressive senior leadership responsibilities at PNC Bank and Mutual Group Insurance Company in Technology, Operations, and Sales with experience in retail banking, trust, M&A, lending, global management and support				

Board of Directors

July 2013 Board Member	Title & Current Positions	Board Member Since:
Sidney R. Brown	Acting Chairman of the Board	1990
• Chief Executive Officer of NFI, a premier integrated supply chain solutions company		
Jeffery S. Brown	Director	1999
• Vice Chairman of NFI, a comprehensive provider of freight transportation, warehousing, third party logistics, contract manufacturing and real estate development. • President of NFI Real Estate, one of the top real estate development companies in the industry		
Anthony R. Coscia	Director	2010
• Partner in the law firm of Windels, Marx, Lane & Mittendorf, LLP, one of New York region's oldest law firms		
Peter Galetto, Jr.	Director	1990
• President & CEO of Stanker & Galetto, Inc., an industrial building contractor located in Vineland, New Jersey		
Steven A. Kass	Director	2012
• Co-Chief Executive Officer and Co-Managing Principal of Rothstein Kass, a premier professional services firm serving privately held and publicly traded companies and high-net-worth clients		
Eli Kramer	Director	2004
• Owner of CJ Management, LLC., a real estate development company		
William J. Marino	Director	2010
• Retired Chairman, President and Chief Executive Officer of Horizon Blue Cross Blue Shield of New Jersey, the state's largest health insurer, providing coverage for over 3.6 million people		
Philip A. Norcross	Director	2012
• Chief Executive Officer and Managing Shareholder of Parker McCay, a regional law firm headquartered in Mount Laurel, New Jersey		
Wilbur L. Ross, Jr.	Director	2010
• Well known turnaround financier, having been involved in the restructuring of over $300 billion of defaulted companies' assets around the world		

Valuation

	Actual	Potential Future
Shareholders Equity	261.7	374.0
Intangibles	40.0	40.0
Tangible Equity	221.7	334.0
Diluted Shares	86.4	86.8
Diluted TBV/Share	2.56	3.85
Market Value	3.39	5.50
Price/TBV	1.32	1.43
Peer Price/TBV	1.43	1.43

- *Numbers as of 6/30/2013*
- *Potential future assumes that 100% of the current deferred tax asset is brought back onto the balance sheet immediately and the price to book value for SNBC is equal to the peer multiple.*

Tangible Book Value and Tangible Equity Reconciliations

Dollars in thousands

		Q2 2013
Tangible Book Value Per Common Share:		
Shareholders' Equity	$	261,664
Less: Intangible Assets		39,988
Tangible Equity	$	221,676
Common Stock		88,572
Less: Treasury Stock		2,107
Total Outstanding Shares		86,465
Tangible Book Value Per Common Share:	**$**	**2.56**